PRELIMINARY PROSPECTUS TO BE DATED JUNE 12, 2003 SUBJECT TO COMPLETION


COMMONFUND INSTITUTIONAL FUNDS




PROSPECTUS

June 12, 2003



                                                                      COMMONFUND

[GRAPHIC OMITTED]

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CIF Small Cap Fund


Investment Manager
COMMONFUND ASSET MANAGEMENT COMPANY, INC.


Distributor
COMMONFUND SECURITIES, INC.







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The Securities and Exchange Commission has not approved or disapproved the
Fund's shares or determined whether this prospectus is accurate or complete. It is a crime for anyone to tell you otherwise.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMMONFUND INSTITUTIONAL FUNDS

Commonfund Institutional Funds (the "Company") is a no-load, open-end management investment company that seeks to improve the net investment returns of its shareholders by making available to them a series of investment funds, each with its own investment objectives and policies. The investment funds are sold primarily to institutional investors, including colleges, universities, private secondary schools, hospitals, foundations, pension funds, museums, libraries, performing arts groups and centers, public secondary school districts, charitable service organizations and others. The investment funds are not available to individuals, except current and former directors, officers and employees of Commonfund Asset Management Company, Inc. (the "Investment Manager"), its affiliates, consultants, and members of Commonfund advisory groups ("Eligible Individuals").


HOW TO READ THIS PROSPECTUS

The Company offers a number of separate investment portfolios. Each investment portfolio has its own investment goals and strategies. This prospectus gives you important information about the CIF Small Cap Fund (the "Fund") that you should know before investing. This prospectus has been arranged into different sections so that you can easily review this important information. Please read this prospectus and keep it for future reference.


THE FUND

The Fund invests in a portfolio of common stocks and other equity securities of U.S. and foreign issuers that are traded on North American exchanges. Investments in equity securities are subject to market risks, such as the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. In addition, investment in equity securities is subject to company specific risk. Individual portfolio companies may report poor results or be negatively affected by industry or economic trends and developments, and the prices of securities issued by such companies may decline in response. Prices of securities in foreign countries may be more volatile than investments in U.S. companies since events unique to a country or region will affect those markets and their issuers. As a result of changes in the prices of the Fund's portfolio securities, the value of shares of the Fund may fluctuate drastically from day-to-day or over a particular period. The Fund may underperform funds that invest primarily in other asset classes, such as fixed income funds.

CIF Small Cap Fund                                                             3
Investment Manager                                                             6
Investment Sub-Advisers and Portfolio Managers                                 8
Purchasing and Redeeming Fund Shares                                           9
Distribution of Fund Shares                                                   11
Dividends, Distributions and Taxes                                            11

To obtain more information about the Company please refer to the Back Cover of the Prospectus.


2 Commonfund Institutional Funds

CIF Small Cap Fund

INVESTMENT GOAL
Long-term capital appreciation


INVESTMENT FOCUS

A portfolio of common stocks of smaller capitalization U.S. companies


PRINCIPAL INVESTMENT STRATEGY

The CIF Small Cap Fund invests primarily in equity securities of small U.S. companies. Generally, these companies will have market capitalizations in the range of the companies in the Russell 2000 Index, which is the benchmark index for the Fund. The Fund hires Sub-Advisers whose approaches to stock selection are complementary and are designed to add long-term value over the benchmark index. Short-term volatility may be greater than that of the benchmark index.

The Fund seeks to achieve its investment objective by taking advantage of inefficiencies that are persistent within the small cap sector of the market. The Fund uses a multi-manager approach, relying on one or more Sub-Advisers who select stocks using quantitative and bottom-up fundamental analysis. The Investment Manager actively manages the allocation of assets among the Sub-Advisers based on the market environment and an assessment of each Sub-Adviser's investment portfolio and its characteristics.

Under normal circumstances, at least 80% of the net assets of the Fund will be invested in equity securities of small companies. Stocks will be deemed small cap if, at the time of purchase, the market capitalization is below the greater of $2.5 billion or the total market capitalization of the highest market capitalization stock in the benchmark index.

The Investment Manager allocates the Fund's assets among selected Sub-Advisers, who in turn manage the Fund's assets on a day-to-day basis, subject to oversight by the Investment Manager. Artisan Partners Limited Partnership ("Artisan"), Chartwell Investment Partners, L.P. ("Chartwell"), Martingale Asset Management, L.P. ("Martingale"), and TCW Asset Management Company ("TCW") serve as Sub-Advisers to the Fund. Each Sub-Adviser selects investments for its portion of the Fund based on its own investment style and strategy. Martingale uses a proprietary, quantitative strategy exclusive to the Investment Manager. Martingale constructs a diversified portfolio in which stock specific risk is typically the largest component of active risk, while industry, "beta" (a stock's relative volatility), capitalization and sector weights closely mirror those of the benchmark index. The other Sub-Advisers seek to capitalize on the inefficiencies of the small-cap universe by conducting bottom-up fundamental analysis. Artisan invests in under-followed companies that it believes are well managed and whose stock prices do not fully reflect their intrinsic value. Companies in Artisan's portfolio typically meet a fifteen percent (15%) annual growth in earnings threshold and valuation analysis focuses on discount to intrinsic value and cash flow return on investment capital. Chartwell emphasizes companies with entrenched competitive positions, products and service offerings. Their holdings include companies that have demonstrated strong increases in earnings per share purchased at attractive valuations. TCW calculates a company's intrinsic value based on its assets, its absolute level of recurring earnings and its earnings power, and buys those companies it believes are selling at a deep discount to intrinsic value.

The Sub-Advisers seek to achieve the Fund's objectives on a total return basis and will not limit transactions to avoid tax consequences. In addition, a Sub-Adviser may purchase portfolio securities at the same time that another Sub-Adviser sells the same securities, which could increase transaction costs. The Fund's portfolio turnover rate may be higher as a result. Higher portfolio turnover will result in higher transaction costs, and shareholders subject to tax may be required to recognize more taxable gain than if the Fund were managed to limit its portfolio turnover.



                                                            CIF Small Cap Fund 3


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OTHER INVESTMENTS

The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are not principal investments and/or strategies. These other investments and strategies, as well as those described in this prospectus, are described in greater detail in the Fund's Statement of Additional Information ("SAI").

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations. When so invested, the Fund may not achieve its investment objective.


PRINCIPAL RISKS

The value of an investment in the Fund is based on the market value of the securities the Fund holds. These prices change daily in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). These price movements, sometimes called volatility, may be larger or smaller depending on the types of securities the Fund owns and the markets in which they trade. Generally, the prices of equity securities are more volatile than those of fixed income securities.

The risk of investing in equity securities is intensified in the case of the smaller companies in which the Fund invests. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies and such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Fund may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

In addition, at times the Fund's market sector, equity securities of small companies, may underperform relative to other sectors.

The Investment Manager's allocation of Fund assets to the Sub-Advisers and the Sub-Advisers' judgments about the markets, the economy and/or companies may not anticipate actual market movements, economic conditions or company performance, and may affect the Fund's return. In fact, you can lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.


RISKS OF HOLDING CERTAIN SECURITIES

Equity Securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset value.

Derivatives. Derivatives are instruments which derive their value from an underlying security, financial asset or an index. One category of derivatives ("Derivative Instruments") are instruments such as futures contracts, options, forward contracts, and swaps. Derivative Instruments are used to establish market positions without transacting in the securities by which their value is measured. Derivative Instruments often are used to adjust the risk characteristics of a portfolio of securities investments. A second category of derivatives ("Derivative Securities") are securities that carry rights to other securities, such as, for example, a security convertible into some other security. The primary risks of Derivative Instruments are that changes in the market value of securities held by the Fund, and of derivatives relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a



4 Commonfund Institutional Funds
derivative which could result in difficulty closing the position and certain derivatives can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some Derivative Instruments are subject to counterparty risk. While the use of derivatives may be advantageous to the Fund, if the Fund is not successful in employing them, the Fund's performance may be worse than if it did not make such investment. See the SAI for more about the risks of different types of derivatives.


PERFORMANCE INFORMATION

As of the date of this prospectus, the Fund had not yet commenced operations, and did not have a performance history.


FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you will pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                                0.90%
Distribution (12b-1) Fees                                               None
Other Expenses                                                          0.20%*
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.10%
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Fee waivers and expense reimbursements                                  0.10%
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NET ANNUAL FUND OPERATING EXPENSES                                      1.00%**
--------------------------------------------------------------------------------

* Other expenses were estimated assuming average daily net assets of the Fund of $100 million.

** The Investment Manager has contractually agreed to waive its advisory fees and/or reimburse expenses, so long as it serves as Investment Manager to the Fund, to the extent necessary to keep total operating expenses from exceeding 1.00% of average daily net assets per year. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors, including a majority of the Directors who are not "interested persons" as defined under the Investment Company Act of 1940.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

--------------------------------------------------------------------------------
1 Year                                                                  $  102*
--------------------------------------------------------------------------------
3 Years                                                                 $  318*
--------------------------------------------------------------------------------
5 Years                                                                 $  552*
--------------------------------------------------------------------------------
10 Years                                                                $1,225*
--------------------------------------------------------------------------------

* Expenses are calculated based on net annual fund operating expenses after the Investment Manager's fee waivers and expense reimbursements (1.00%).


                                                            CIF Small Cap Fund 5

INVESTMENT MANAGER

COMMONFUND ASSET MANAGEMENT COMPANY, INC. (the "Investment Manager"), located at 15 Old Danbury Road, Wilton, CT 06897-0812, is an indirect, wholly-owned subsidiary of The Common Fund for Nonprofit Organizations ("Commonfund"). Employees of the Investment Manager also are responsible for Commonfund's investment program, which is composed of more than 38 funds with more than $23.2 billion in assets as of March 31, 2003, and is conducted in a "manager of managers" format. The Fund will pay the Investment Manager an annual management fee of 0.90%, shown as a percentage of average net assets of the Fund.

The Investment Manager acts as a "manager of managers" for the Fund, and supervises adherence by the Sub-Advisers to the Fund's investment policies and guidelines. The Investment Manager can allocate and reallocate assets among Sub-Advisers and can also recommend the appointment of additional or replacement Sub-Advisers to the Company's Board of Directors. The Investment Manager and the Company have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits the Investment Manager to hire and terminate Sub-Advisers, subject to the approval of the Board of Directors, without shareholder approval. THE INVESTMENT MANAGER HAS ULTIMATE RESPONSIBILITY (SUBJECT TO OVERSIGHT BY THE BOARD OF DIRECTORS) FOR THE INVESTMENT PERFORMANCE OF THE FUND DUE TO ITS RESPONSIBILITY TO ALLOCATE ASSETS TO SUB-ADVISERS AND TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

Commonfund and the Investment Manager employ a team to supervise the Sub-Advisers, which includes the following members:

LYN HUTTON, CFA, Chair of the Board; Chief Investment Officer, Commonfund Group. Ms. Hutton joined Commonfund in 2003. In this capacity, Ms. Hutton has oversight responsibility for all aspects of investment strategy, portfolio management, due diligence, and manager selection for all of the organization's investment funds, as well as non-investment products and services. She also chairs the Commonfund Group Investment Committee. Before joining the firm, she served as the Vice President and Chief Financial Officer of the John D. and Catherine T. MacArthur Foundation from June 1998. She was responsible for the financial administration of the Foundation and for management of the Foundation's $4.0 billion investment portfolio. In addition, Ms. Hutton was a corporate officer of the Foundation and a member of its senior management team. Prior to McArthur, Lyn served at Dartmouth College as Vice President and Treasurer, handling its investments and treasury, budgeting and planning, the controller's office, internal audit, administrative services, facilities operations and human resources. She has also been Senior Vice President, Administration and Treasurer for the University of Southern California. Ms. Hutton is a Chartered Financial Analyst and was a Certified Public Accountant (currently non-practicing), and a member of the Association for Investment Management and Research. She serves on several boards, and has been a Trustee for Commonfund, Commonfund Realty and Commonfund Capital. Ms. Hutton is an alumna of the University of Southern California and graduated with honors from the USC School of Business Administration.

MICHAEL H. STRAUSS, Chief Economist and Chief Operating Officer. Mr. Strauss joined Commonfund in 1998. Michael has 20 years of institutional financial services and investment experience. Previously, he held positions as a chief economist and financial market strategist with Sanwa Securities, Yamaichi International (America) Inc., and UBS Securities. Michael received the Market News Forcaster Award as the most accurate "Wall Street" economist for 1997. He has been a speaker on CNN and CNBC and, over the years, has been quoted by Reuters, Dow Jones Capital Markets, The New York Times, The Wall Street Journal, and Barrons. Michael has been a faculty member at the National Association of College and University Business Officers (NACUBO) Treasury Conference. He has a B.S. degree with distinction from Cornell University and an M.B.A. with distinction from New York University.

MARK A. BENNETT, Managing Director and a member of the Equity Team. Mr. Bennett joined the Investment Manager in 1998. Prior to that he was an Investment Consultant for defined benefit services for CIGNA Retirement and



6 Commonfund Institutional Funds

Investment Services from 1996 to 1998, and an asset allocation analyst and consultant for CIGNA-Connecticut General Pension Services, Inc. from 1993 to 1996. Mr. Bennett received a B.S. from Bryant College and an M.B.A. from the University of Hartford. He is a Chartered Financial Analyst and is a member of the Hartford Society of Financial Analysts and the Association for Investment Management and Research.





























                                                            Investment Manager 7

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

CIF SMALL CAP FUND

o Artisan Partners Limited Partnership ("Artisan"), located at 1000 North Water Street, Suite 1770, Milwaukee, WI 53202, provides investment advisory services to corporations, public funds and other institutional investors. Organized in December 1994, Artisan commenced operations in 1995 and had approximately $19.4 billion in assets under management as of March 31, 2003.


o An investment team headed by Carlene M. Ziegler and Marina T. Carlson provides investment advice for the CIF Small Cap Fund. Ms. Ziegler, a Managing Director and co-founder of the firm, has been with Artisan since its organization in 1994 and has over 21 years of investment experience. Ms. Carlson, a Managing Director, has been with Artisan since March 1999 and has over 16 years experience in the investment business. Prior to joining Artisan, Ms. Carlson was a portfolio manager with Strong Capital Management, Inc. from 1991-1999.

o Chartwell Investment Partners, L.P. ("Chartwell"), located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, provides investment advisory services to corporations, registered investment companies and institutions. Established in 1997, Chartwell had approximately $4.5 billion in assets under management as of March 31, 2003.

o An investment team headed by Ed Antoian and Michael Jones provides investment advice for the CIF Small Cap Fund. Mr. Antoian, a Managing Partner and founder of Chartwell, has been with the firm since its organization in 1997. Prior to joining Chartwell, Mr. Antoian was a Senior Portfolio Manager at Delaware Investment Advisers from 1984-1997. Mr. Jones, a Managing Partner, has been with Chartwell since 1998. Prior to joining Chartwell, he was a Portfolio Manager at Pilgrim Baxter and Associates from 1995 to 1998.

o Martingale Asset Management, L.P. ("Martingale"), located at 222 Berkeley Street, Boston MA 02116, provides investment advisory services to corporations, registered investment companies and institutions. Established in 1987, Martingale had approximately $1.1 billion in asset under management as of March 31, 2003.

    An investment team headed by William Jacques, one of Martingale's founding partners, provides investment advice for the CIF Small Cap Fund. Mr. Jacques has been with Martingale since its organization in 1987 and has over 25 years of investment experience.

o TCW Asset Management Company ("TCW"), located at 865 South Figueroa Street, Los Angeles, CA 90017, provides investment advisory services to corporations, public fund and other institutional investors. Established in 1971, TCW had approximately $78.8 billion under management as of March 31, 2003.

    An investment team headed by Nick Galluccio and Susan Schottenfeld provides investment advice for the CIF Small Cap Fund. Mr. Galluccio, a Managing Director, has been with TCW since 1982. Ms. Schottenfeld, a Managing Director, has been with TCW since 1985 and has over 20 years of experience.







8 Commonfund Institutional Funds

PURCHASING AND REDEEMING FUND SHARES

This section tells you how to purchase and redeem shares of a Fund.


INVESTING IN THE COMMONFUND INSTITUTIONAL FUNDS -- A SUMMARY:
In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus to:

     Commonfund Institutional Funds
     15 Old Danbury Road
     P.O. Box 812
     Wilton, CT 06897-0812

The minimum initial investment for the Fund is $1,000,000 for institutions and $1,000 for Eligible Individuals. The minimum subsequent investment is $1,000, except that no minimum applies to reinvestments from dividends and distributions. The minimum initial investment may be waived by the Investment Manager.

Once you are a shareholder of the Commonfund Institutional Funds you can do the following:

BY TELEPHONE -- Shareholders can purchase or redeem Fund shares by calling 1-888-TCF-FUND.

BY WIRE -- Shareholders can purchase Fund shares by wiring federal funds to:

     Investors Bank & Trust Company
     ABA #011001438
     Account #020103345

Further Credit: Fund name, shareholder name and shareholder account number must be specified. Please call in advance to let us know that you intend to make an investment.


PURCHASING SHARES


WHEN CAN YOU PURCHASE SHARES?

You may purchase shares of the Fund on any day that the New York Stock Exchange ("NYSE") and the Federal Reserve System are both open for business (a "Business Day").

To open an account:

Please send your completed New Account Application to Commonfund Institutional Funds, 15 Old Danbury Rd., P.O. Box 812, Wilton, CT 06897-0812. All investments must be made by wire. The Fund does not accept checks or cash.

Please call the Fund to let us know that you intend to make an investment. You will need to instruct your bank to wire federal funds to: Investors Bank & Trust Company; ABA #011001438; Account #020103345; Further Credit: Fund name, shareholder name and shareholder account number must be specified.

HOW ARE FUND SHARE PRICES CALCULATED?

The price per share (the offering price) will be the net asset value ("NAV") per share next determined after the Fund receives your purchase order in good order (defined below). The Fund's NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time).

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. In calculating NAV, the Fund generally values its portfolio at market price. If market prices are unavailable or the Fund determines that


                                          Purchasing and Redeeming Fund Shares 9
they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. In the event the Fund determines a price is unreliable, it may value the security at a price that is different from the market price. The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


ACCEPTANCE OF SUBSCRIPTIONS

In order for your purchase to be processed on the trade date, your order must be received in good order prior to the time the Fund determines its NAV. To be in good order, the Fund must receive funds by 3:00 p.m. Eastern time. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.


PURCHASING ADDITIONAL SHARES

Current shareholders are eligible to purchase shares by phone by calling 1-888-TCF-FUND if they have requested that privilege by checking the appropriate box on the New Account Application. Purchases of additional shares may also be effected by contacting the Fund directly by mail.


TELEPHONE TRANSACTIONS

Purchasing or redeeming Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions reasonably believed to be genuine. If you or your financial institution transact with the Fund by telephone, you will generally bear the risk of any loss.


REDEEMING SHARES

You may redeem your shares on any Business Day by contacting the Fund directly by mail or telephone (1-888-TCF-FUND). The redemption price of each share will be the NAV next determined after the Fund receives your request. Payments in redemption will be made by wire transfer to the account designated in your New Account Application or another account that has properly been designated with a signature guarantee.


SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying signatures. The signature(s) must be guaranteed by an acceptable financial institution such as a national or state bank, a trust company, a federal savings and loan association, a credit union or a broker-dealer that is a member of a national securities exchange. Notarization is not acceptable. Financial institutions that participate in one of the medallion signature programs must use the specific "Medallion Guaranteed" stamp.


METHODS FOR REDEEMING SHARES

BY MAIL -- If you wish to redeem shares of the Fund by mail, send a letter to Commonfund Institutional Funds with your name and account number, the Fund name and the amount of your request. All letters must be signed by the owner(s) of the account. In certain circumstances, additional documentation may be required. You may obtain additional details by phoning 1-888-TCF-FUND.

BY TELEPHONE -- When filling out your New Account Application, you are given the opportunity to establish telephone redemption privileges.

SYSTEMATIC WITHDRAWAL PLAN --You may arrange monthly, quarterly, semi-annual or annual automatic withdrawals (redemptions) from your account.



10 Commonfund Institutional Funds

REDEMPTIONS IN KIND -- The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). In the highly unlikely event that your shares are redeemed in kind, you will have to pay transaction costs to sell the securities distributed to you. In addition, the securities will be subject to market risks until you sell them.

SUSPENSION OF YOUR RIGHT TO REDEEM SHARES -- The Fund may suspend your right to redeem shares if the NYSE restricts trading, the SEC declares an emergency or for such other periods as the SEC may by order permit.

INVOLUNTARY SALES OF YOUR SHARES -- If your account balance drops below the required minimum of $1,000,000 for institutions or $1,000 for Eligible Individuals as a result of shareholder redemptions, the Fund may redeem your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid redemption of your shares.


RECEIVING YOUR MONEY

Normally, the Fund will send your redemption proceeds the next Business Day after it receives your request. In unusual circumstances, it may take up to seven days. Proceeds will be wired to your properly designated account at a financial institution.


Distribution of Fund Shares
Commonfund Securities, Inc. is the distributor of the Fund and receives no compensation from the Fund for that service.


DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS

The Fund may declare and pay dividends quarterly. The Fund may make distributions of capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund.


TAXES

The Fund is managed without regard to tax consequences to shareholders. Shareholders seeking to finance tax obligations may need to redeem shares.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. This is true whether or not such dividends or distributions are received in cash or are reinvested in additional shares of the Fund. The Fund's distribution of these amounts is taxed as ordinary income or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its portfolio securities. Dividends from the Fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income generally are taxable as ordinary income. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

This summary is based on current tax laws, which may change.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.




                                         Purchasing and Redeeming Fund Shares 11

COMMONFUND INSTITUTIONAL FUNDS

INVESTMENT MANAGER

Commonfund Asset
Management Company, Inc.


DISTRIBUTOR

Commonfund Securities, Inc.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

More information about Commonfund Institutional Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated June 12, 2003, includes more detailed information about Commonfund Institutional Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:

BY TELEPHONE: Call 1-888-TCF-FUND

BY MAIL: Write to

     Commonfund Institutional Funds
     15 Old Danbury Road
     P.O. Box 812
     Wilton, CT 06897-0812

BY INTERNET: http://www.commonfund.org

FROM THE SEC: You can also obtain the SAI, as well as other information about Commonfund Institutional Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Company's Investment Company Act registration number is 811-9555.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 12, 2003 SUBJECT TO COMPLETION

                         COMMONFUND INSTITUTIONAL FUNDS

                               CIF SMALL CAP FUND

                               INVESTMENT MANAGER
                    COMMONFUND ASSET MANAGEMENT COMPANY, INC.

                             INVESTMENT SUB-ADVISERS

                      ARTISAN PARTNERS LIMITED PARTNERSHIP
                       CHARTWELL INVESTMENT PARTNERS, L.P.
                        MARTINGALE ASSET MANAGEMENT, L.P.
                          TCW ASSET MANAGEMENT COMPANY

                                   DISTRIBUTOR
                           COMMONFUND SECURITIES, INC.

This Statement of Additional Information ("SAI") is not a prospectus and relates only to the CIF Small Cap Fund (the "Fund"). The SAI is intended to provide additional information regarding the activities and operations of the Commonfund Institutional Funds (the "Company") and should be read in conjunction with the Fund's prospectus dated June 12, 2003. The prospectus or SAI may be obtained without charge by calling 1-888-TCF-FUND.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


June 12, 2003

                                TABLE OF CONTENTS

THE COMPANY...................................................................3

INVESTMENT OBJECTIVE AND POLICIES.............................................3

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.........................4

INVESTMENT LIMITATIONS........................................................9

THE INVESTMENT MANAGER.......................................................11

FUND ADMINISTRATION..........................................................13

CUSTODIAN....................................................................13

EXPERTS .....................................................................13

LEGAL COUNSEL................................................................13

DISTRIBUTION.................................................................13

DIRECTORS AND OFFICERS OF THE COMPANY........................................14

COMPUTATION OF YIELD AND TOTAL RETURN, PERFORMANCE COMPARISONS...............19

PURCHASE AND REDEMPTION OF SHARES............................................21

DETERMINATION OF NET ASSET VALUE.............................................22

TAXES .......................................................................22

PORTFOLIO TRANSACTIONS.......................................................25

CODE OF ETHICS...............................................................25

VOTING ......................................................................26

CONTROL PERSONS..............................................................26

DESCRIPTION OF SHARES........................................................26

APPENDIX ...................................................................A-1

THE COMPANY

This SAI is not a prospectus and relates only to the CIF Small Cap Fund (the "Fund"). The Fund is a separate series of Commonfund Institutional Funds (the "Company"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated August 7, 1999. The Agreement and Declaration of Trust permits the Company to offer separate series of units of beneficial interest ("shares"), and separate classes of shares within the Fund. Each Fund share represents an equal proportionate interest in the Fund.


INVESTMENT OBJECTIVES AND POLICIES

The Fund may invest in various instruments or utilize varying strategies to achieve its investment objective. The permissible instruments or strategies for the Fund are described below. There can be no assurance that the Fund will achieve its investment objective.


CIF SMALL CAP FUND - The Fund seeks to provide long-term capital appreciation.

The CIF Small Cap Fund invests primarily in equity securities of small U.S. companies. Generally, these issuers will have market capitalizations in the range of the companies in the Russell 2000 Index, which is the benchmark index for the Fund. The Fund hires Sub-Advisers whose approaches to stock selection are complementary and are designed to add long-term value over the benchmark index. Short-term volatility may be greater than that of the benchmark index.

The Fund seeks to achieve its investment objective by taking advantage of inefficiencies that are persistent within the small cap sector of the market. The Fund uses a multi-manager approach, relying on one or more Sub-Advisers who select stocks using quantitative and bottom-up fundamental analysis. The Investment Manager actively manages the allocation of assets among the Sub-Advisers based on the market environment and an assessment of each Sub-Adviser's investment portfolio and its characteristics.

Under normal circumstances, at least 80% of the net assets of the Fund will be invested in equity securities of small companies. Stocks will be deemed small cap if, at the time of purchase, the market capitalization is below the greater of $2.5 billion or the total market capitalization of the highest market capitalization stock in the benchmark index.

Please consult the text under the following captions in the "Description of Permitted Investments and Risk Factors" section to review features of various instruments in which the Fund may invest and of various investment strategies that may be used by the Fund:

--------------------------------------------------------------------------------------------------------
Borrowing                    Common Stocks                        Convertible Securities
--------------------------------------------------------------------------------------------------------
Depositary Receipts          Derivatives                          Futures Contracts and Options on
                                                                  Futures Contracts
--------------------------------------------------------------------------------------------------------
Illiquid Securities          Investment Company Securities        Money Market Instruments
--------------------------------------------------------------------------------------------------------
Options                      Portfolio Turnover                   Preferred Stocks
--------------------------------------------------------------------------------------------------------
Repurchase Agreements        Restricted Securities                Rights
--------------------------------------------------------------------------------------------------------
Temporary Investments        U.S. Government Securities           Variable    and     Floating     Rate
--------------------------------------------------------------------------------------------------------
Warrants                     When-Issued and Delayed Delivery
                             Securities
--------------------------------------------------------------------------------------------------------

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS


BANKERS' ACCEPTANCES AND BANK OBLIGATIONS

Bankers' Acceptances or notes are fixed income instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments represent the obligation of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Fund will only purchase obligations of banks that are rated in the top two categories by a major rating agency.


BORROWING

Borrowing may exaggerate changes in the net asset value of a Fund's shares and the return on the Fund's portfolio. Although the principal amount of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may then be required to segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. Under certain circumstances, the Fund could be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to repay outstanding borrowing.


CERTIFICATES OF DEPOSIT

Certificates of Deposit or time deposits are obligations issued against funds deposited in a banking institution for a specified period of time at a specified interest rate.


COMMON STOCKS

Common Stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.


CONVERTIBLE SECURITIES

Convertible Securities are securities that may be exchanged under certain circumstances for shares of common stock or other equity securities. Convertible Securities generally contain one or more features of some other type of security, such as a fixed income security or preferred stock, so that, for example, a convertible fixed income security would be a fixed income security that is convertible into common stock. Convertible Securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definition of equity security and fixed income security.


DEPOSITARY RECEIPTS

Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.


DERIVATIVES

Derivatives are instruments that derive their value from other securities, baskets of securities, financial instruments or indices (for each derivative instrument, this is sometimes referred to as the "underlying"). One category of derivatives ("Derivative Instruments") are instruments such as futures contracts, options, forward contracts, and swaps. Derivative Instruments are used to establish market positions without transacting in the securities by which their value is measured. Derivative Instruments often are used to adjust the risk characteristics of a portfolio of securities investments. A second category of derivatives ("Derivative Securities") are securities that carry rights to other securities, such as, for example, a security convertible into some other security. The following are Derivative Instruments: financial futures, options (e.g., puts and calls) on financial futures, options on securities, forward contracts and swap agreements. The following are Derivative
Securities: convertible securities, certain mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs")), when-issued securities, floating and variable rate securities and "stripped" U.S. Treasury securities (e.g., STRIPs). See elsewhere in the "Description of Permitted Investments" for discussions of these various derivative securities.

Derivatives can be volatile instruments and involve certain risks that could negatively impact the Fund's return. These risks include the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of the individual underlying, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the underlying and the price; (3) there may not be a liquid secondary market for a Derivative; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in Derivatives.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures Contracts provide for the future sale or purchase by a party of a specified amount of a specific underlying at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use Futures Contracts and related options for bona fide hedging and risk management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. If the Fund does use Futures Contracts, it will seek to minimize the risk that it will be unable to close out a futures contract by only entering into Futures Contracts which are traded on recognized futures exchanges.

No price is paid upon entering into Futures Contracts. Instead, the Fund is required to deposit an amount of cash, U.S. Treasury securities or other liquid securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a Futures Contract.

The Fund may enter into Futures Contracts and options on Futures Contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide" hedging or risk management purposes, the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Fund's net assets. The Fund may buy and sell Futures Contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.


ILLIQUID SECURITIES

Illiquid Securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid Securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and Repurchase Agreements with maturities over seven days in length. The Fund will limit its investments in illiquid securities to 15% of its net assets.


MONEY MARKET INSTRUMENTS

Money Market Instruments are high quality short-term fixed income securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.


OPTIONS

Options give the holder of the option the right to buy or sell an underlying at an agreed price, while obligating the writer of the option to buy or sell at the agreed price if exercised by the buyer. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." The writer of an option may close out an option position that it has written, by entering into a "closing transaction," which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the writer is unable to effect a closing transaction, it will be obligated to honor the option until the option expires or it delivers the underlying upon exercise. When the Fund writes an option, it will "cover" its obligation by holding the underlying (in the case of a call option) or segregating or earmarking cash (in the case of a put option) needed to satisfy its obligation until it enters into a closing transaction, the option expires, or the Fund delivers the underlying security upon exercise by the option holder.

The Fund may purchase put and call options to protect against declines in the market values of the securities in its portfolio, or in anticipation of movements in the market values of securities subject to the option. The Fund pays a premium when it purchases put and call options. If price movements in the underlying securities are such that exercise of the option would not be profitable, the Fund's loss will equal the amount of the premium. In the case of a put option, where the Fund already holds the underlying security, the loss of the premium may be offset by an increase in the value of the security. In the case of a call option, where the Fund acquires the underlying security in a separate transaction, the loss of the premium may be offset by a decrease in the cost of acquisition of the security.

The Fund may write covered call and put options as a means of increasing the yield on its portfolio. When the Fund writes an option, if the underlying securities do not increase or decrease to a price that would make the exercise of the option by the option holder profitable, the holder generally will allow the option to expire without being exercised. In such a situation, the Fund will have realized as profit the premium received for writing the option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price. This price generally will be lower than the price the Fund could have received if it sold the underlying at the market price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities from the option holder at the strike price. This price generally will be higher than the price the Fund would have paid if it bought the underlying at the market price.

The Fund may purchase and write options on an exchange or over the counter. Over the counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the counterparty. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing normally is determined by reference to information provided by a market maker. OTC options generally are considered to be illiquid.

Risk Factors: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options.


PORTFOLIO TURNOVER

The Investment Manager uses a multimanager approach for the Fund. As a result, one manager may purchase certain securities at the same time another manager sells these securities resulting in duplicative transaction costs. The annual portfolio turnover rate may be in excess of 100%. Higher portfolio turnover may result in higher transaction costs, including brokerage costs and taxable gains being passed through to all shareholders. Distributions of taxable gains generally will affect only taxable shareholders.


PREFERRED STOCKS

Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.


REPURCHASE AGREEMENTS

Repurchase Agreements are agreements by which the Fund obtains a security in exchange for cash and simultaneously commits to return the security to the seller (typically, a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the underlying security. A Repurchase Agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase Agreements are considered to be loans by the Fund for purposes of its investment limitations. The Repurchase Agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreement. Under all Repurchase Agreements entered into by the Fund, the Company's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most Repurchase Agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may experience delays and incur costs in selling the underlying security, or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.


RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Section 4(2) commercial paper and Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Company's Board of Directors.


RIGHTS

Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.


TEMPORARY INVESTMENTS

When the Sub-Advisers believe that changes in economic, financial or political conditions make it advisable, the Fund may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes. These Temporary Investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

U.S. GOVERNMENT SECURITIES

U.S. Government Securities include obligations that are issued by the U.S. Treasury, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Repayment of principal and interest of U.S. Treasury securities is guaranteed by the full faith and credit of the U.S. Government. Repayment of principal and interest on certain obligations of U.S. Government agencies or instrumentalities is guaranteed by the U.S. Government (e.g., Government National Mortgage Association ("GNMA") securities). Repayment of principal and interest for others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Farm Credit Bank securities), while certain other obligations are supported only by the creditworthiness of the issuer (e.g., Fannie Mae securities). Prices of the Fund's investments in U.S. Government Securities will still go up and down in response to changes in interest rates and other market forces.


VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may vary continuously, or may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.


WARRANTS

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specific period. Warrants are usually freely transferable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the common stock exceeding the price fixed by the Warrant.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-Issued Securities and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future at a price that is determined at the time the arrangement is entered into.

When-Issued or Delayed Delivery Securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. When the Fund agrees to purchase When-Issued or Delayed Delivery Securities, it will earmark or segregate cash or liquid securities in an amount equal to the Fund's commitment to purchase these securities. Although the Fund may purchase securities on a when-issued (or forward commitment) basis with the intention of actually acquiring securities for its investment portfolio, it may dispose of a When-Issued Security or forward commitment prior to settlement if it deems appropriate.


INVESTMENT LIMITATIONS


FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, (i) more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may, without regard to this limitation (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
       (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities (as defined in 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers, except as it may be deemed an underwriter in selling a portfolio security.


The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. For the purposes of fundamental restriction number 2, finance companies are not considered a single industry, but are grouped instead according to their services.


NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board of Directors.

The Fund may not:

1. Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by the Fund's fundamental limitation on borrowing. A transfer of assets under a repurchase agreement is not considered a pledge or hypothecation subject to this restriction.

2.     Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company except as permitted by the 1940 Act.*

5. Purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Directors.

6. Borrow money, except for temporary or emergency circumstances in amounts not to exceed 5% of a Fund's net assets. For example, a Fund may borrow for temporary defensive purposes or to meet shareholder redemptions when it would not be in the best interests of the Fund to liquidate portfolio holdings. The Fund will not make additional purchases of securities when the Fund's borrowings exceed 5% of total assets.

7. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.


* The Company and the Investment Manager have obtained an order from the SEC to permit the Fund to invest its uninvested cash and cash collateral from securities lending activities in one or more affiliated money market funds and/or certain short term bond funds in excess of the limits of Section 12 of the 1940 Act.

THE INVESTMENT MANAGER

Commonfund Asset Management Company, Inc. (the "Investment Manager") is an indirect, wholly owned subsidiary of The Common Fund for Nonprofit Organizations ("Commonfund"). Employees of the Investment Manager are responsible for Commonfund's investment programs. For its investment advisory services, the Company will pay the Investment Manager an annual fee calculated as a percentage of average net assets of each Fund

The Fund will pay the Investment Manager an annual management fee of 0.90% as a percentage of average net assets of the Fund. The Investment Manager pays the Sub-Advisers out of the investment advisory fees that it receives.

The Investment Manager has contractually agreed to waive its Advisory fees and to the extent necessary reimburse expenses, so long as it serves as Investment Manager to the Funds, in order to keep annual total operating expenses from exceeding 1.00% of the average daily net assets of the CIF Small Cap Fund. This fee waiver and expense reimbursement agreement may be amended or terminated only with the consent of the Board of Directors of the Company.

The Investment Manager serves as the investment adviser for the Funds under an investment advisory agreement (the "Advisory Agreement"), and operates as a "manager of managers." Under the Advisory Agreement, and subject to the supervision of, and policies established by, the Company's Board of

Directors, the Investment Manager determines the investment structure and strategy of the Fund, recommends Sub-Advisers to implement those strategies, and supervises adherence by the Sub-Advisers to the Fund's investment policies and guidelines. The Investment Manager also recommends the appointment of additional or replacement Sub-Advisers to the Company's Board of Directors. The Investment Manager also determines the appropriate allocation and reallocation of assets among the Sub-Advisers. THE INVESTMENT MANAGER HAS ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE FUND DUE TO ITS RESPONSIBILITY TO OVERSEE THE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

The Investment Manager and the Company have obtained an exemptive order from the SEC that permits the Investment Manager, with the approval of the Board of Directors of the Company, to retain Sub-Advisers unaffiliated with the Investment Manager for the Fund without submitting the sub-advisory agreements to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the Company to disclose only the aggregate amount payable by the Investment manager to the Sub-Advisers under all such sub-advisory agreements for the Fund. The Company will notify the Fund's shareholders in the event of any addition or change in the identity of its Sub-Advisers.

The Advisory Agreement provides that the Investment Manager shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the vote of the Board of Directors or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Directors who are not "interested persons" as defined under the 1940 Act ("Independent Directors") or the Directors who are not parties to the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board of Directors of the Company or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Investment Manager, or by the Investment Manager on 90 days' written notice to the Company.


THE SUB-ADVISERS

As of the date of this SAI, the Fund has four sub-advisers (each a "Sub-Adviser and, collectively, the "Sub-Advisers"), which are listed below. Each Sub-Adviser will manage the portion of a Fund's assets allocated to it, which allocation is determined by the Investment Manager. Each Sub-Adviser makes the investment decisions for its portion of the assets of a Fund allocated to it, subject to the supervision of, and in accordance with policies established by, the Board of Directors.

ARTISAN PARTNERS LIMITED PARTNERSHIP ("Artisan") acts as Sub-Adviser to the CIF Small Cap Fund. Artisan is controlled by Artisan Investment Corporation, all of the voting stock of which is owned by Andrew A. Ziegler and Carlene M. Ziegler.

CHARTWELL INVESTMENT PARTNERS ("Chartwell") acts as Sub-Adviser to the CIF Small Cap Fund. Chartwell is a partnership which is 78% owned by partners of the firm and 22% owned by a limited partnership, Bobcat Partners.

MARTINGALE ASSET MANAGEMENT, L.P. ("Martingale") acts as Sub-Adviser to the CIF Small Cap Fund. Martingale is controlled by Martingale Asset Management Corporation.

TCW ASSET MANAGEMENT COMPANY ("TCW") acts as Sub-Adviser to the CIF Small Cap Fund.

TCW is a wholly-owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. may be deemed to be a control person of TCW by reason of its ownership of more than 25% of the outstanding voting stock of the TCW Group, Inc.


FUND ADMINISTRATION

The Company and Investors Bank & Trust Company ("IBT Co.") have entered into an administration agreement (the "Administration Agreement"), a custodian agreement and a transfer agency and service agreement, pursuant to which IBT Co. will provide general fund administration services to the Fund including, Fund Administration, Fund Accounting, Custody and Transfer Agent services. For the services rendered by IBT Co., the Company pays IBT Co. a graduated fee based on a percentage of the average daily net assets of the Fund and the portfolios of the Company. For the fiscal years ended April 30, 2001 and 2002, IBT Co. was paid $186,894 and $1,136,194, respectively, for services provided to the Company or on behalf of other funds issued by the Company.

The Administration Agreement provides that IBT Co. shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administration Agreement has an initial term of three years and is automatically renewed for an additional three year term unless terminated by either party on 90 days prior notice. Either party may terminate the Administration Agreement in the event of a material breach of the Administration Agreement that is not cured within 90 days of notice thereof, and the Company may terminate this Administrative Agreement in the event that IBT Co. fails to cure identified deficiencies within 30 days after a written notice thereof.


CUSTODIAN

IBT Co., 200 Clarendon Street, Boston, MA, 02116, acts as the Custodian of the Company. The Custodian holds cash, securities and other assets of the Company as required by the 1940 Act.


EXPERTS

The Independent Accountants for the Company are PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, NY 10036.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Company.


DISTRIBUTION

Commonfund Securities, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Commonfund, serves as the distributor of interests in the Company under a Distribution Agreement. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter with the approval of a majority of the Board of Directors and a majority of the Independent Directors. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Company upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor receives no compensation from the Fund. The Investment Manager pays the Distributor, from its own assets, an annual fee equal to the costs it incurs in distributing shares of the Fund, plus 5% of such costs.


DIRECTORS AND OFFICERS OF THE COMPANY


DIRECTORS

The management and affairs of the Company are supervised by the Directors under the laws of the State of Delaware. Each Director is responsible for overseeing each portfolio of the Company, which currently consists of eight funds. The Directors have approved contracts under which, as described above, certain companies provide essential management services to the Company.

The Directors of the Company and their dates of birth, positions with the Company, length of term of office and principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each Director is c/o Commonfund Institutional Funds, 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812. Each Director is elected to serve in accordance with the Agreement and Declaration of Trust and By-Laws of the Company until his successor is duly elected and qualified.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                NUMBER OF
                                  POSITION(S)                                                                 PORTFOLIOS IN
                                 WITH COMPANY                 PRINCIPAL OCCUPATION(S) DURING                   FUND COMPLEX
                                   AND TERM                        THE PAST 5 YEARS AND                         OVERSEEN BY
 NAME, ADDRESS AND AGE             OF OFFICE                     OTHER DIRECTORSHIPS HELD                        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
John B. Carroll             Director since 1999.     Retired since 2001, President of GTE (Verizon)                  8
J2025 Main Street                                    Investment Management Corporation (communications)
Ridgefield, CT 06877                                 (1997-2000); Vice President of Investment Management
Age: 67                                              for GTE (Verizon) Corporation (communications) (1984
                                                     -1997).

                                                     Trustee of iShares Trust and Director of iShares,
                                                     Inc. since 1996; and Director of the J.P. Morgan
                                                     Private Equity Funds since 1998. Formerly, Trustee
                                                     and Member of the Executive Committee of Commonfund
                                                     (1991 - 1997).
-----------------------------------------------------------------------------------------------------------------------------
Louis W. Moelchert, Jr.     Director since 1999.     President & Owner of Private Advisor, LLC                       8
3712 Berrington Bridge                               (investments) since 1996; President of Spider
Place                                                Management Co. (investments) since 2000; and employed
Richmond, VA 23223                                   by the University of Richmond as Vice President for
Age: 61                                              Business and Finance from 1975 through 1997, and as
                                                     Vice President for Investments since 1997.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                NUMBER OF
                                  POSITION(S)                                                                 PORTFOLIOS IN
                                 WITH COMPANY                 PRINCIPAL OCCUPATION(S) DURING                   FUND COMPLEX
                                   AND TERM                        THE PAST 5 YEARS AND                         OVERSEEN BY
 NAME, ADDRESS AND AGE             OF OFFICE                     OTHER DIRECTORSHIPS HELD                        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
                                                     Member of the Board of Trustees of Commonfund as Vice
                                                     Chairman from 1991 through 1993 and as Chairman from
                                                     1994 through 1998.
-----------------------------------------------------------------------------------------------------------------------------
Jerald L. Stevens           Director since 1999.     Consultant in the areas of investment and financial            8
1246 Old Stage Road                                  management to a range of clients including American
Chester, VT 05143                                    Express, Rockefeller & Company, James Wolfenson &
Age: 62                                              Co., Indiana University and Xerox Financial Services.

                                                     Formerly, Trustee of the Hospital Fund, Inc.
                                                     (1991-1999), and Chairman (1995-1999).
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                NUMBER OF
                                  POSITION(S)                                                                 PORTFOLIOS IN
                                 WITH COMPANY                 PRINCIPAL OCCUPATION(S) DURING                   FUND COMPLEX
                                   AND TERM                        THE PAST 5 YEARS AND                         OVERSEEN BY
 NAME, ADDRESS AND AGE             OF OFFICE                     OTHER DIRECTORSHIPS HELD                        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
-----------------------------------------------------------------------------------------------------------------------------
Robert L. Bovinette              Director and       President and Chief Executive Officer of Commonfund             8
Age: 63                          President          since 1996; Trustee of Commonfund, 1996 to present
                                 since 1999.**      (ex officio) and 1982 to 1994 (Chair, 1986 to 1990).

                                                    Chairman of the Board of Directors of the Investment
                                                    Manager since 1999; Chairman of the Board of
                                                    Commonfund Realty Inc. since 1998, and Director of
                                                    Commonfund Capital, Inc. since 1998 (Chair of the
                                                    Board since 2001, and Chair of the Executive
                                                    Committee of the Board from 1998 through 2001).
-----------------------------------------------------------------------------------------------------------------------------
David M. Lascell, Esq.           Director since     Vice Chair and Vice President/General Counsel of
330 Allens Creek Road            2000.              Cinnabar Solutions, Inc. (manufacturing) since 2002;
Rochester, NY  14618                                Vice Chair of AWH Corporation since 1991; Partner in
Age:  62                                            the law firm of Harter, Secrest & Emery, LLP since
                                                    2000; Part Owner, Director, Vice President and
                                                    General Counsel of AWH Corporation; Trustee and
                                                    Treasurer of Grove City College. Partner in the law
                                                    firm of Hallenbeck, Lascell et. al. (1991-2000).

                                                    Trustee of Commonfund since 1990 and currently the
                                                    Chair of Commonfund; and Honorary Trustee of Wells
                                                    College.
-----------------------------------------------------------------------------------------------------------------------------

*Messrs. Bovinette and Lascell are "interested persons" of the Company (as such term is defined in the 1940 Act) by virtue of their employment with Commonfund. The Investment Manager is an indirect, wholly owned subsidiary of Commonfund. **Effective July 1, 2003, Verne Sedlacek will replace Mr. Bovinette as President of the Company. Biographical information for Mr. Sedlacek is provided under the sub-section entitled "Officers."


BOARD STANDING COMMITTEES

The Board has established the following standing committees:

Audit and Risk Management Committee: The Board has a standing Audit and Risk Management Committee that is composed of each of the Independent Directors. The Audit and Risk Management Committee operates under a written charter approved by the Board. The purposes of the Audit and Risk Management Committee include: (i) overseeing the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of service providers; (ii) overseeing the quality and objectivity of the Company's financial statements and the independent audit thereof; (iii) to act as a liaison between the Company's independent accountants and the full Board of Directors; and (iv) to oversee the risk management process and related activities of the Company and to oversee the management of risks associated with products and services it offers. Messrs. Carroll, Moelchert and Stephens currently serve as members of the Audit and Risk Management Committee. The Audit and Risk Management Committee meets periodically, as necessary, and met three times in the most recently completed fiscal year.

Fair Value Pricing Committee: The Fair Value Pricing Committee is composed of various representatives of the Company and its service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met six times in the most recently completed fiscal year.


BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS

The approval of the Advisory Agreement and each sub-advisory agreement (each a "Sub-Advisory Agreement") must be specifically approved (i) by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreement and each Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

In determining whether to approve the Advisory Agreement and each Sub-Advisory Agreement, the Board requested and received written materials from the Investment Manager about: (a) the quality of the Investment Manager's and each Sub-Adviser's investment management and other services; (b) the Investment Manager's and each Sub-Adviser's investment management personnel; (c) the Investment Manager's and each Sub-Adviser's operations and financial condition;
(d) the Investment Manager's and each Sub-Adviser's brokerage practices (including any soft dollar arrangements, as applicable) and investment strategies; (e) the level of the advisory fees that the Investment Manager and each Sub-Adviser charges a Fund compared with the fees each charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the Investment Manager's and each Sub-Adviser's compliance systems; (h) the Investment Manager's and each Sub-Adviser's policies on and compliance procedures for personal securities transactions; and (i) the Investment Manager's and each Sub-Adviser's reputation, expertise and resources in financial markets.

At the meeting, representatives from the Investment Manager presented additional oral and written information to the Board to help the Board evaluate the Investment Managers and each Sub-Adviser's fee and other aspects of the Agreements. The Directors discussed the written materials that the Board received before the meeting and the Investment Manager's presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Advisory Agreement and each Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously agreed to approve the Advisory Agreement and each Sub-

Advisory Agreement in consideration that the terms of the Advisory Agreement and each Sub-Advisory Agreement are fair and reasonable and that the advisory fees are reasonable in light of the service provided by the Investment Manager and each Sub-Adviser.


FUND SHARES OWNED BY BOARD MEMBERS

The following table shows the dollar amount range of each Director's "beneficial ownership" of shares of each of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act"). The Directors and officers of the Company own less than 1% of the outstanding shares of each Fund.

-----------------------------------------------------------------------------------------------------------------
                                                                       AGGREGATE DOLLAR RANGE OF SHARES (ALL
         NAME                  DOLLAR RANGE OF FUND SHARES (FUND)*                    FUNDS)*
-----------------------------------------------------------------------------------------------------------------
Robert L. Bovinette                           None                                      None
-----------------------------------------------------------------------------------------------------------------
David M. Lascell                              None                                      None
-----------------------------------------------------------------------------------------------------------------
John B. Carroll                               None                                      None
-----------------------------------------------------------------------------------------------------------------
Louis W. Moelchert, Jr.                       None                                      None
-----------------------------------------------------------------------------------------------------------------
Jerald L. Stevens                             None                                      None
-----------------------------------------------------------------------------------------------------------------

* Valuation date is December 31, 2002.


BOARD COMPENSATION

The Company paid the following fees to the Directors during its most recently completed fiscal year.

------------------------------------------------------------------------------------------------------------
                                                   PENSION OR
                                               RETIREMENT BENEFITS   ESTIMATED ANNUAL   TOTAL COMPENSATION
                               AGGREGATE       ACCRUED AS PART OF     BENEFITS UPON      FROM THE COMPANY
          NAME                COMPENSATION        FUND EXPENSES         RETIREMENT       AND FUND COMPLEX*
------------------------------------------------------------------------------------------------------------
Robert L. Bovinette                $0                  N/A                 N/A                  $0
------------------------------------------------------------------------------------------------------------
David M. Lascell                $12,000                N/A                 N/A                $12,000
------------------------------------------------------------------------------------------------------------
John B. Carroll                 $12,000                N/A                 N/A                $12,000
------------------------------------------------------------------------------------------------------------
Louis W. Moelchert, Jr.         $12,000                N/A                 N/A                $12,000
------------------------------------------------------------------------------------------------------------
Jerald L. Stevens               $12,000                N/A                 N/A                $12,000
------------------------------------------------------------------------------------------------------------

*The Company is the only investment company in the "Fund Complex."


OFFICERS

The Officers of the Company and their age, positions with the Company, length of term of office and principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each Officer is c/o Commonfund Institutional Funds, 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812.

----------------------------------------------------------------------------------------------------------
                           POSITION(S) WITH
                           FUND AND TERM OF
NAME, ADDRESS AND AGE           OFFICE               PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------
Verne Sedlacek            Treasurer since        Executive Vice President and Chief Operating Officer of
Age: 48                   2003.*                 Commonfund since 2002. Trustee of Commonfund Capital
                                                 (1999-2001).  President and Chief Operating Officer of
                                                 John W. Henry Company (1998-2001).
----------------------------------------------------------------------------------------------------------
John W. Auchincloss       Secretary since        General Counsel and Secretary of Commonfund since 2000,
Age: 45                                          and Assistant/Associate General Counsel from 1996-2000.
----------------------------------------------------------------------------------------------------------
James P. Feeney           Vice President         Director of Compliance of Commonfund since 1999.
Age: 39                                          Compliance Manager at Prudential Insurance Company of
                                                 America (1997 to 1999).
----------------------------------------------------------------------------------------------------------
Jill Grossberg            Assistant Secretary    Director and Counsel of Mutual Fund Administration at
Age: 57                                          IBT Co. since 2000. Associate Counsel at Putnam
                                                 Investments, Inc. (investments) (1995 to 2000).
----------------------------------------------------------------------------------------------------------
Peter Kirby               Treasurer since        Managing Director, Operations of Commonfund since 2002.
Age: 46                                          Senior Managing Director, Chief Administrative Officer of
                                                 Whitehall Asset Management (2001-2002). Principal for
                                                 Morgan Stanley Asset Management, Chief Operating Officer
                                                 of Graystone Wealth Management Services (1998-2000).
----------------------------------------------------------------------------------------------------------
Donna M. Rogers           Assistant Treasurer    Senior Director of Mutual Fund Administration at IBT
Age: 37                                          Co. since 1994.
----------------------------------------------------------------------------------------------------------
Susan C. Mosher           Assistant Secretary    Senior Director and Senior Counsel of Mutual Fund
Age: 48                   since 1999.            Administration at IBT Co. since 1995.
----------------------------------------------------------------------------------------------------------


*Effective July 1, 2003, Verne Sedlacek will assume the position of President. In addition, Peter Kirby will replace Mr. Sedlacek as Treasurer of the Company. Mr. Kirby has served as Managing Director, Operations of Commonfund since 2002. Prior to joining Commonfund, he was Senior Managing Director, Chief Administrative Officer of Whitehall Asset Management (2001-2002) and Principal for Morgan Stanley Asset Management, Chief Operating Officer of Graystone Wealth Management Services (1998-2002).

**Effective July 1, 2003, Victoria McFarlane will replace Ms. Rogers as Assistant Treasurer of the Company. Ms. McFarlane has served as Director of Fund Administration at IBT Co. since 2002. Prior to joining IBT, she was an Assistant Vice President at MFS Investment Management (1998-2002).


COMPUTATION OF YIELD AND TOTAL RETURN, PERFORMANCE COMPARISONS

From time to time, the Fund may include the Fund's yield, effective yield, total return (on a before taxes basis, after taxes on distributions or after taxes on distributions and redemption) or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by the Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources.


COMPUTATION OF YIELD

The yield for the Fund is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


CALCULATION OF TOTAL RETURN

Total Return Quotation (Before Taxes): The total return of the Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

Total Return Quotation (After-Taxes on Distributions): The total return (after-taxes on distributions) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Total Return Quotation (After-Taxes on Distributions and Redemption): The total return (after-taxes on distributions and redemption) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through IBT Co. (the "Transfer Agent") on days when the Federal Reserve System and the New York Stock Exchange ("NYSE") are both open for business. Currently, the weekdays on which the Funds are closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

It is currently the Company's policy to pay all redemptions in cash. The Company retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur transaction charges on the sale of any such securities so received in payment of redemptions. In addition, the securities will be subject to market risks until shareholders sell them.

The Company reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Company also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Investment Manager, the Administrator, the Transfer Agent and/or the Custodian are not open for business.


DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued by the IBT Co. (the "Custodian"), with assistance of the Sub-Advisers, under the general supervision of a Fair Value Pricing Committee appointed by the Board of Directors. The Custodian may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, a pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing services and their valuations are reviewed by the officers of the Company under the general supervision of the Board of Directors. If there is no readily ascertainable market value for a security, the Fair Value Pricing Committee may make a good faith determination as to the "fair value" of the security in accordance with procedures adopted by the Board of Directors.

Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, unless it is determined not to represent fair value in accordance with procedures adopted by the Board of Directors. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (unless amortized cost is determined in accordance with procedures approved by the Board of Directors not to represent fair value) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument.


TAXES

The following is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.


FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Fund that are not discussed in the Funds' prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Internal Revenue Code of 1986 (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which they may be subject.

In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distributes at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

The Fund intends to make sufficient distributions to avoid liability for the federal excise tax. The Fund may in certain circumstances be required to liquidate their investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Investment Manager or Sub-Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income Distributions by a Fund of investment company taxable income (excluding net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund) or as qualified dividend income (eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

For corporate investors in some of the Funds, dividend distributions that a Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the corporate dividends-received deduction to the extent they would qualify if the Fund was a regular corporation.

Any gain or loss recognized on a sale, exchange or redemption of shares of the Fund by a taxable shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a taxable shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Generally, shareholders should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

In certain cases, the Fund will be required to withhold and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that he or she is a U.S. person, including a U.S. resident alien.

If the Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction. The Board reserves the right to cause the Fund not to qualify for a RIC for a taxable year if it determines that it would be beneficial to the Fund's shareholders.


STATE TAXES

The Fund is not liable for any income or franchise tax in Delaware if they qualify as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax adviser regarding state and local tax rules affecting an investment in Fund shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders.


PORTFOLIO TRANSACTIONS

The Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. The Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of execution, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Sub-Advisers generally seek competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Sub-Advisers seek to select brokers or dealers that offer the Fund the best price and execution and other services which are of benefit to the Fund.

The Sub-Advisers may, consistent with the interests of the Fund, consider research services that a broker or a dealer provides in selecting brokers and dealers for the Fund. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Sub-Advisers will be in addition to and not in lieu of the services required to be performed by them under their Sub-Advisory Agreements. If, in the judgment of a Sub-Adviser, Fund or other accounts managed by the Sub-Adviser will be benefited by supplemental research services, the Sub-Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. In addition to agency transactions, the Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidelines. The expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Sub-Adviser will find all of such services of value in advising the Fund.


CODE OF ETHICS

The Board of Directors of the Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Manager, Sub-Advisers, and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of directors, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, which may include, subject to limitations contained in those policies, securities that may be purchased or held by the Funds. Access persons are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings ("IPOs") or private placements or are prohibited from investing in IPOs or private placements. Copies of these Codes of Ethics are on file with SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Voting rights are not cumulative. As a Delaware business trust, the Company is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Company and for the election of Directors under certain circumstances.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares thereof. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of a Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Directors of the Company may create additional series of shares or separate classes of funds. All consideration received by the Company for shares of the Fund (or separate class) and all assets in which such consideration is invested would belong to the Fund (or separate class) and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.


CONTROL PERSONS

As of June 12, 2003, no shareholders of the Fund owned more than 25% of the shares of the Fund and are not "control persons" of the Fund as such term is defined in the 1940 Act.

APPENDIX

The following descriptions are summaries of published ratings.


DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Fitch, Inc. ("Fitch") uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by Standard & Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Highest Credit Quality) indicates the strongest capacity for timely payment of financial commitments. The rating F-2 (Good Credit Quality) reflects a satisfactory capacity for timely payment of financial commitments but the margin of safety is not as great as for issues rated F-1+ or F-1.